SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

July 30, 2001
Date of Report (Date of earliest event reported):

DISC, INC.

(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation or organization)	1-11578 (Commission File Number)	77-0129625 (IRS Employer Identification No.)

372 TURQUOISE STREET MILPITAS, CALIFORNIA (Address of principal executive offices)	95035 (Zip Code)

Registrant’s telephone number, including area code: (408) 934-7000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 7 (a) — CONSOLIDATED FINANCIAL STATEMENT OF BUSINESS ACQUIRED
Report of Independent Accountants
NSM Storage GmbH Consolidated Balance Sheets
NSM Storage GmbH Consolidated Statements of Operations
NSM Storage GmbH Consolidated Statements of Shareholders’ Deficit and Comprehensive Income
NSM Storage GmbH Consolidated Statements of Cash Flows
NSM Storage GmbH Notes to Consolidated Financial Statements
Report of Independent Accountants
NSM Jukebox GmbH Consolidated Balance Sheets
NSM Jukebox GmbH Consolidated Statements of Operations
NSM Jukebox GmbH Consolidated Statements of Shareholders’ Deficit
NSM Jukebox GmbH Consolidated Statements of Cash Flows
NSM Jukebox GmbH Notes to Consolidated Financial Statements
ITEM 7 (b) — PRO FORMA FINANCIAL INFORMATION
DISC, INC. Unaudited Pro Forma Condensed Combined Balance Sheet
DISC, INC. Unaudited Pro Forma Condensed Combined Statements Of Operations For The Year Ended December 31, 2000
DISC, INC. Unaudited Pro Forma Condensed Combined Statements Of Operations For Six Months Ended June 30, 2001
DISC, INC. Notes To Pro Fomra Combined Financial Statements
SIGNATURES

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following consolidated financial statements, pro forma combined financial information and exhibits are filed as part of this report.

(a)	Consolidated Financial Statements of Business Acquired

(1) NSM Storage GmbH

(2) NSM Jukebox GmbH

(b)	Pro Forma Combined Financial Information

(1) Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2001.

(2) Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2000.

(3) Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2001.

ITEM 7 (a) — CONSOLIDATED FINANCIAL STATEMENT OF BUSINESS ACQUIRED

NSM Storage GmbH

NSM Jukebox GmbH

Report of Independent Accountants

To the Board of Directors and Shareholders
of NSM Storage GmbH

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, shareholders’ equity and cash flows present fairly, in all material respects, the financial position of NSM Storage GmbH and its wholly-owned subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, the Company has incurred losses since inception and a negative cash flow from operations in the last fiscal year.

The Company was acquired by DISC, Inc., effective July 30, 2001.

PricewaterhouseCoopers LLP

July 27, 2001
San Jose, California

NSM Storage GmbH
Consolidated Balance Sheets
Years Ended December 31, 2000 and 1999
(in thousands, except share data)

	2000		1999

Assets
Current assets:
Cash	DM	604	DM	1,182
Accounts receivable (net of allowance of DM279 and DM329, respectively)		2,509		2,596
Inventory		2,485		2,214
Prepaid and other current assets		348		534

Total current assets		5,946		6,526
Property and equipment, net		695		830
Other intangible assets		1,353		1,707

Total assets	DM	7,994	DM	9,063

Liabilities, Redeemable Common Stock and Shareholders’ Deficit
Current liabilities:
Accounts payable	DM	2,452	DM	2,714
Borrowings		1,018		835
Payables to related parties		96		136
Accrued liabilities		1,696		2,222
Line of credit, current portion		691		632

Total current liabilities		5,953		6,539
Other liabilities, long-term		243		201
Line of credit, net of current portion		3,920		4,611

		10,116		11,351

Commitments and contingencies (Note 6)
Redeemable Common Stock (Note 8)		750		—

Shareholders’ deficit:
Common Stock (Note 8)		1,280		850
Additional paid-in capital		600		—
Receivable from shareholder		(30)		—
Accumulated deficit		(4,479)		(3,040)
Accumulated other comprehensive loss		(243)		(98)

Total shareholders’ deficit		(2,872)		(2,288)

Total liabilities and shareholders’ deficit	DM	7,994	DM	9,063

The accompanying notes are an integral part of these consolidated financial statements.

NSM Storage GmbH
Consolidated Statements of Operations
Years Ended December 31, 2000 and 1999
(in thousands)

	2000		1999

Net sales	DM	16,283	DM	3,318
Cost of sales		(6,625)		(1,443)

		9,658		1,875

Costs and expenses:
Research and development		1,990		564
Marketing and sales		3,662		1,183
General and administrative		5,052		1,981

Total cost and expenses		10,704		3,728

Loss from operations		(1,046)		(1,853)
Interest and other expenses, net		(393)		(31)

Net loss	DM	(1,439)	DM	(1,884)

The accompanying notes are an integral part of these consolidated financial statements.

NSM Storage GmbH
Consolidated Statements of Shareholders’ Deficit and Comprehensive Income
Years Ended December 31, 2000, 1999 and 1998
(in thousands, except share data)

										Accumulated
	Common Stock			Additional		Receivable				Other		Total		Other
				Paid-In		from		Accumulated		Comprehensive		Shareholders'		Comprehensive
	Shares	Amount		Capital		Shareholder		Deficit		Income		Deficit		Income

Balance at December 31, 1998	4	DM	850	DM	—	DM	—	DM	(1,156)	DM	—	DM	(306)	DM	—
Additional minimum liability for defined benefit plan	—		—		—		—		—		(9)		(9)		(9)
Foreign currency translation adjustment	—		—		—		—		—		(89)		(89)		(89)
Net loss	—		—		—		—		(1,884)		—		(1,884)		(1,884)

Balance at December 31, 1999	4		850		—		—		(3,040)		(98)		(2,288)	DM	(1,982)

Decrease in par value	(3)		(600)		600		—		—		—		—	DM	—
Issuance of common stock	1		1,030		—		(30)		—		—		1,000		—
Additional minimum liability for defined benefit plan	—		—		—		—		—		(18)		(18)		(18)
Foreign currency translation adjustment	—		—		—		—		—		(127)		(127)		(127)
Net loss	—		—		—		—		(1,439)		—		(1,439)		(1,439)

Balance at December 31, 2000	2	DM	1,280	DM	600	DM	(30)	DM	(4,479)	DM	(243)	DM	(2,872)	DM	(1,584)

The accompanying notes are an integral part of these consolidated financial statements.

NSM Storage GmbH
Consolidated Statements of Cash Flows
Years Ended December 31, 2000 and 1999
(in thousands)

	2000		1999

Cash flows from operating activities:
Net loss	DM	(1,439)	DM	(1,884)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Provision for doubtful accounts		32		39
Amortization of discount on loans		58		10
Loss on disposal of property and equipment		77		—
Depreciation and amortization		869		494
Changes in current assets and liabilities:
Accounts receivable		85		221
Inventory		(223)		(431)
Prepaid and other current assets		93		(280)
Accounts payable		(262)		1,940
Accrued liabilities		(558)		867

Net cash provided by (used in) operating activities		(1,268)		976

Cash flows from investing activities:
Purchase of property and equipment		(435)		(379)
Acquisition of NSM Jukebox GmbH, net		—		(821)

Net cash used in investing activities		(435)		(1,200)

Cash flows from financing activities:
Proceeds from bank borrowings		3,893		1,518
Repayment of bank borrowings		(4,342)		(210)
Proceeds from issuance of common stock		1,750		—

Net cash provided by financing activities		1,301		1,308

Effect of exchange rate changes on cash		(176)		6
Net increase (decrease) in cash and cash equivalents		(578)		1,090
Cash and cash equivalents at beginning of year		1,182		92

Cash and cash equivalents at end of year	DM	604	DM	1,182

Supplemental cash flow information:
Cash paid for interest	DM	392	DM	110

Cash paid for taxes	DM	390	DM	267

The accompanying notes are an integral part of these consolidated financial statements.

NSM Storage GmbH
Notes to Consolidated Financial Statements
Years Ended December 31, 2000 and 1999
(in thousands)

1.	The Company and Summary of Significant Accounting Policies

The Company

NSM Storage GmbH (“NSM” or the “Company”) was incorporated in Germany, in 1991 as DTS Computer GmbH. In 1999, the Company was renamed to NSM Storage GmbH.

The Company develops, markets and sells optical data storage and management systems.

Basis of consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, NSM Storage, Inc. and NSM Storage Ltd. All intercompany transactions and balances have been eliminated.

Basis of presentation

These consolidated financial statements contemplate the realization of assets and the settlement of liabilities in the normal course of business. The Company has incurred losses since inception and negative cash flows from operations in its last fiscal year and has an accumulated deficit at December 31, 2000 of Deutsche Mark (“DM”) 4,479.

The Company expects to increase its customer base and revenue in fiscal year 2001 and 2002. It also intends to strictly control operating costs and benefit from increased efficiency in the business. The Company has obtained a commitment from its acquirer to provide for additional loans and equity financing, if necessary (Note 11). Management believes that this cash, together with cash obtained from the planned increase in revenue will be adequate to fund the operations of the Company through the year ending December 31, 2001.

In the event that the Company is unable to increase revenues, improve productivity of the business and obtain sufficient funds from its new parent company, management is developing alternative plans which will entail the reduction of expenses to levels that could be financed by existing funds and revenues generated. However, there can be no assurance that a reduction of expenses will be successful to ensure sufficient funds for operations through the year ending December 31, 2002, or that such actions would not have an adverse effect on the Company’s business and results of operations. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NSM Storage GmbH
Notes to Consolidated Financial Statements (Continued)
Years Ended December 31, 2000 and 1999
(in thousands)

Foreign currency translation

The functional currency of the Company’s foreign subsidiaries is the local currency. Accordingly, the assets and liabilities of the Company’s foreign subsidiaries are translated into Deutsche Mark exchange rates in effect at the balance sheet date. Income and expense items are translated at average exchange rates for the period. Foreign currency translation adjustments are included in other comprehensive income as a separate component of stockholders’ deficit. Foreign currency transaction gains or losses are recorded in operating expenses and were not significant for the years ended December 31, 2000 and 1999.

Cash and cash equivalents

The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash of DM604 and DM1,182 at December 31, 2000 and December 31, 1999, respectively, consist of deposits at four major financial institutions.

Financial instruments

The carrying amounts of the Company’s financial instruments, which include cash and cash equivalents, accounts receivable, other receivables, accounts payable, borrowings and lines of credit approximate their fair values due to their short maturities and/or market interest rates.

Revenue recognition

The Company’s revenue is derived from product sales to resellers and end users. The Company recognizes revenue pursuant to Staff Accounting Bulletin No. 101 upon shipment if a signed purchase order exists, the sales price is fixed and determinable, collection of resulting receivables is probable and product returns are reasonably estimable. For contracts with multiple elements, the Company allocates revenue to each element based on objective evidence of its fair value, or for products not being sold separately, the price established by management. The Company recognizes revenue allocated to each element when the criteria for revenue set forth above are met.

Inventory

Inventories are stated at the lower of cost or market, with cost being determined on a first-in, first-out method.

Property and equipment

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is computed using the straight-line method over the shorter of the estimated useful lives of the assets, which range from three to five years, or the lease term of the respective assets, if applicable. When property and equipment is retired or otherwise disposed of, the cost and accumulated depreciation are relieved from the accounts and the net gain or loss is included in the determination of income.

NSM Storage GmbH
Notes to Consolidated Financial Statements (Continued)
Years Ended December 31, 2000 and 1999
(in thousands)

Long-lived assets

The Company periodically evaluates the potential impairment of its long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. At the occurrence of a certain event or change in circumstances, the Company evaluates the potential impairment of an asset based on estimated future undiscounted cash flows. In the event impairment exists, the Company will measure the amount of such impairment based on the present value of estimated future cash flows using a discount rate commensurate with the risks involved.

Other intangible assets

Other intangible assets consist primarily of customer lists and acquired technology, are stated at cost and are amortized on a straight-line basis over their estimated useful lives of generally five years.

Advertising

Advertising costs are expensed as incurred. Advertising expense for the years ended December 31, 2000 and 1999 was approximately DM616 and DM147, respectively.

Income taxes

The Company accounts for income taxes under the liability method whereby the expected future tax consequences of temporary differences between the book and tax basis of assets and liabilities are recognized as deferred tax assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is established for any deferred tax assets for which realization is uncertain.

Comprehensive income

In June 1997, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 130 (“SFAS No. 130”) “Reporting Comprehensive Income.” This statement establishes requirements for disclosure of comprehensive income and became effective for the Company for its fiscal year 1999. Comprehensive income generally represents all changes in stockholders’ equity except those resulting from investments by stockholders. SFAS No. 130 requires unrealized gains or losses on the Company’s available-for-sale securities and certain pension and foreign exchange translation effects to be included in other comprehensive income.

Financial, credit and concentration risk

Financial instruments which potentially expose the Company to concentrations of credit risk consist primarily of accounts receivable. The Company provides credit to customers in the normal course of business. Collateral is not required for accounts receivable, but ongoing credit evaluations of customers’ financial condition are performed. The Company maintains an allowance for potential credit losses and such losses have been within management’s expectations.

NSM Storage GmbH
Notes to Consolidated Financial Statements (Continued)
Years Ended December 31, 2000 and 1999
(in thousands)

For the year ended December 31, 2000 and December 31, 1999, no customers accounted for over 10% of net revenue or over 10% of accounts receivables outstanding at December 31, 2000 and December 31, 1999, respectively.

Recent accounting pronouncements

In June 1998, the FASB issued SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” SFAS No. 133 established accounting and reporting standards for derivative instruments and for hedging activities and requires recognition of all derivatives as assets or liabilities and measurement of those instruments at fair value. In July 1999, the FASB issued SFAS No. 137, “Accounting for Derivative Instruments and Hedging Activities-Deferral of the Effective Date of FASB No. 133.” SFAS No. 137 deferred the effective date of SFAS No. 133 until the first quarter of fiscal years beginning after June 15, 2000. The Company will adopt SFAS No. 133 in fiscal 2001 and management does not expect a material impact on its financial statements.

In June 2001, the FASB issued SFAS No. 141, “Business Combinations.” This standard eliminates the pooling-of-interests method of accounting for business combinations, except for qualifying business combinations that were initiated prior to July 1, 2001, and applies to all business combinations accounted for under the purchase method that are completed after June 30, 2001. The implementation of this standard is not expected to have a significant impact on the Company’s financial condition or results of operations.

In June 2001, the FASB issued SFAS No. 142, “Goodwill and Other Intangible Assets.” This standard eliminates the amortization of goodwill, and requires goodwill to be reviewed at least annually for impairment, the useful lives of previously recognized intangible assets to be reassessed and the remaining amortization periods to be adjusted accordingly. This standard is effective for fiscal years beginning after December 15, 2001. The implementation of this standard is not expected to have a significant impact on the Company’s financial condition or results of operations.

2.	Acquisition of NSM Jukebox GmbH

On November 1, 1999, the Company completed the acquisition of substantially all assets and liabilities of NSM Jukebox GmbH, including its wholly owned subsidiaries in the USA and UK. As consideration for the acquired business, the Company paid DM1,171 in cash, representing the total purchase price.

NSM Storage GmbH
Notes to Consolidated Financial Statements (Continued)
Years Ended December 31, 2000 and 1999
(in thousands)

The transaction was accounted for under the purchase method of accounting, in accordance with Accounting Principles Board Opinion No. 16 (“APB No. 16”). Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values as of the date of the acquisition.

The Company’s allocation of the aggregate purchase price is based on management’s analysis and estimate of the fair value of the tangible assets and intangible assets as follows:

			Useful
	Amount		Lives

Cash and cash equivalents	DM	350	N/A
Accounts receivable		2,529	N/A
Inventory		1,505	N/A
Property, plant and equipment		874	3 to 5 years
Accounts payable		(419)	N/A
Accrued liabilities		(1,258)	N/A
Loans and borrowings		(4,130)	N/A
Other assets and liabilities, net		(46)	N/A
Other intangible assets		1,766	5 years

Net assets acquired	DM	1,171

The following unaudited pro forma financial information has been prepared as if the acquisition had occurred at the beginning of the period presented. Net revenues and net loss data for the year ended December 31, 1999 are based on the respective historical financial statements of the Company and acquired business of NSM Jukebox GmbH. The pro forma data reflects the consolidated results of operations and includes the amortization of the resulting other intangible assets. The pro forma financial data presented are not necessarily indicative of the Company’s results of operations that might have occurred had the transaction been completed at the beginning of the periods specified, and do not purport to represent what the Company’s consolidated results of operations might be for any future period:

	Year Ended December 31, 1999

	(unaudited)
Net revenue	DM	14,049
Net loss	DM	(6,984)

NSM Storage GmbH
Notes to Consolidated Financial Statements (Continued)
Years Ended December 31, 2000 and 1999
(in thousands)

3.	Balance Sheet Components

	December 31,

	2000		1999

Inventory:
Finished goods	DM	505	DM	291
Parts and accessories		1,974		1,923
Other		6		—

	DM	2,485	DM	2,214

Property and equipment, net:
Furniture and fixtures	DM	1,308	DM	1,386
Computer equipment		502		311
Equipment		473		444
Software		270		282

		2,553		2,423
Less: Accumulated depreciation and amortization		(1,858)		(1,593)

	DM	695	DM	830

Depreciation expense for the years ended December 31, 2000 and 1999 was DM435 and DM146, respectively.

Accrued liabilities:
Payroll related	DM	654	DM	866
Contingent loss accrual (Note 6)		540		730
Legal and audit		19		125
Warranty		88		64
Other		395		437

	DM	1,696	DM	2,222

NSM Storage GmbH
Notes to Consolidated Financial Statements (Continued)
Years Ended December 31, 2000 and 1999
(in thousands)

4.	Income Taxes

Deferred tax balances as of December 31, 2000 and 1999 consist of the following:

	December 31,

	2000		1999

Net operating loss carryforwards	DM	1,838	DM	906
Accruals and other		1		(124)
Depreciation		(6)		5

		1,833		787
Valuation allowance		(1,833)		(787)

Total	DM	—	DM	—

The Company has provided a valuation allowance for the full amount of its deferred tax assets since realization of any future benefit from deductible temporary differences and net operating loss carryforwards cannot be sufficiently assured at December 31, 2000. The Company has German net operating loss carryforwards of approximately DM3,714 and DM1,498 at December 31, 2000 and 1999, respectively. These net operating loss carryforwards do not expire.

The Company has also incurred net operating loss carryforwards in its US subsidiary of DM231 and DM505 as at December 31, 2000 and December 31, 1999, respectively. These net operating loss carryforwards begin expiring in 2018.

Under the Tax Reform Act of 1986, the amounts of and benefits from net operating loss carryforwards incurred in the United States may be impaired or limited in certain circumstances. Events which cause limitations in the amount of net operating losses that the Company may utilize in any one year include, but are not limited to, a cumulative ownership change of more than 50%, as defined, over a three year period.

NSM Storage GmbH
Notes to Consolidated Financial Statements (Continued)
Years Ended December 31, 2000 and 1999
(in thousands)

5.	Related Party Transactions

The Company has purchased materials from the former owner of NSM Jukebox GmbH for inclusion in its products sold to third parties and obtained various services, such as centralized research and development, human resource administration, centralized procurement, information technology services and real estate services, from the same party for internal use. The purchase price for the above transactions was defined as production costs plus 20% as compensation for services plus a profit margin of 5%. Management believes this formula to be a reasonable reflection of the utilization of services provided or the benefit received by the Company. However, the financial information included herein may not reflect the financial position, operating results, changes in equity and cash flows of the Company in the future or what they would have been had these transactions taken place between two unrelated third parties. Total purchases for the year ended December 31, 2000 and December 31, 1999 amounted to DM1,624 and DM1,409, respectively.

The Company also obtained various services and products for inclusion in its products sold to third parties from its major shareholder during fiscal 2000. Total purchases for services amounted to DM77, including rent payments, and DM100 for products, respectively.

6.	Lease Obligations

In November 1999, the Company entered into a facility lease agreement with the former owner of NSM Jukebox GmbH, which commenced on November 1, 1999 and required monthly payments through December 31, 2002 of approximately DM18.

In November 1999, the Company entered into a facility lease agreement with its major shareholder for a period of three years, which commenced on November 1, 1999 and required monthly payments of approximately DM6. In July 2000, the monthly payment was decreased to DM1 and in March 2001, the Company prematurely terminated the agreement without further costs.

In 1998, NSM Storage, Inc. entered into a seven-year noncancelable operating lease agreement, expiring in August 2005, for its facilities in Atlanta, Georgia. This agreement provides for monthly payments of DM15 for the first 12 months and subsequent annual increases of 4% for the next six years.

During February 2000, NSM Storage, Inc. relocated from Atlanta to New York and entered into a noncancelable sublease to rent its Atlanta facility, which also expires in August 2005.

At December 31, 2000 and 1999, the Company recorded an accrued loss contingency of DM540 and DM730 respectively. This accrual is an estimate of the total loss that management anticipates realizing over the term of the Atlanta lease. The accrual represents the excess of lease payments over the expected sublease income over the lease term.

NSM Storage GmbH
Notes to Consolidated Financial Statements (Continued)
Years Ended December 31, 2000 and 1999
(in thousands)

Total rent expense was approximately DM485 and DM80 for the year ended December 31, 2000 and 1999, respectively. Total rental income for the year ended December 31, 2000 amounted to DM183.

The minimum future operating lease payments and receipts as at December 31, 2000 are summarized as follows:

Year Ended	Operating		Sublease
December 31,	Leases		Receipts

2001	DM	501	DM	204
2002		509		212
2003		252		179
2004		256		229
2005		165		146

Total minimum lease payments	DM	1,683	DM	970

8.	Common Stock

Previous to October 2000, the Company had four shares of common stock approved, issued and outstanding, of which two shares were of nominal value DM25 and two shares were of nominal value DM400. On October 11, 2000, the Company combined these four shares into one share of nominal value DM850 and decreased the nominal value to DM250. Concurrently, the Company issued one new share of common stock with nominal value of DM1,030 and three new shares of common stock with nominal value of DM240 for total cash consideration of DM1,780.

The three shares of common stock with nominal value DM240 were issued to members of senior management and provide for an obligation by the Company to repurchase the shares for the original issuance price in case of termination or certain other events until April 1, 2002. These events are not completely under the Company’s control and therefore represent a mandatorily redeemable feature for such shares.

9.	Borrowings and Lines of Credit

In 1996 and 1998, the Company entered into two loan agreements with a bank. These agreements provided for loans of DM3,360 and DM1,400, bearing interest at 4.8% and 4.75%, respectively. The borrowings were repayable in semi-annual installments of DM210 and DM88 until December 2005 and March 2008, respectively. Both loans were secured by property owned by the previous owner of NSM Jukebox GmbH. These loans were refinanced into lines of credit with a different lender in November 2000 at the same interest rates.

NSM Storage GmbH
Notes to Consolidated Financial Statements (Continued)
Years Ended December 31, 2000 and 1999
(in thousands)

Long-term debt and other bank borrowings at December 31, 2000 and 1999 consist of the following:

	2000		1999

Line of credit, principal payments in semi-annual installments of DM210, interest payable semi-annual at 4.8% per annum secured by substantially all the assets of the Company and a guaranty of its major shareholder	DM	2,100	DM	—
Line of credit, principal payments in semi-annual installments of DM88, interest payable semi-annual at 4.75% per annum secured a guaranty of its major shareholder		1,312		—
Line of credit, principal payments in semi-annual installments of DM47 beginning in June 2002, interest payable semi-annual at 5% per annum		750		750
Line of credit, principal and interest payment as monthly annuity of DM11, interest payable at 7.5% per annum		449		573
Loan agreement entered into 1996		—		2,520
Loan agreement entered into 1998		—		1,400
Borrowings under various revolving working capital line of credit agreements, interest payable at 8.55% to 10.0% and 6.5% to 11.0% per annum at December 31, 2000 and December 31, 1999, respectively		1,018		835

	DM	5,629	DM	6,078

As of December 31, 2000, annual maturities of long-term debt are as follows:

2001	DM	1,709
2002		796
2003		803
2004		813
2005		697
2006 and thereafter		811

		5,629
Less: Short-term portion		1,709

Long-term debt, net of current portion	DM	3,920

NSM Storage GmbH
Notes to Consolidated Financial Statements (Continued)
Years Ended December 31, 2000 and 1999
(in thousands)

10.	Employee Benefit Plans

Defined Benefit Plan

The Company sponsors a pension plan with defined benefits (the “Benefit Plan”). The Benefit Plan provides benefits without contributions to certain employees based on the greater of a formula recognizing career earnings or a formula recognizing length of service and final average earnings. Benefit provisions are subject to collective bargaining. Details of the effect on operations of the Benefit Plan follow:

	Year Ended December 31,

	2000		1999

Service cost for benefits earned	DM	14	DM	2
Interest cost on benefit obligation		12		2

Cost from pension	DM	26	DM	4

In accordance with local employee benefit and tax laws, the Benefit Plan does not provide for separate plan assets and employee or employer contributions. The Company recorded the provision for pension obligation as part of long-term debt and maintains funds sufficient for expected benefit payments.

Changes in the projected benefit obligation for the Benefit Plan follow:

	Year Ended December 31,

	2000		1999

Balance at January 1	DM	197	DM	184
Service cost for benefits earned		14		2
Interest cost on benefit obligation		12		2
Actuarial loss		19		9
Benefits paid		(2)		—

Balance at December 31	DM	240	DM	197

Actuarial assumptions used to determine costs and benefit obligations for the Benefit Plan follow:

	Year Ended December 31,

	2000	1999

Discount rate	6.0%	6.25%
Benefit increases	2.0%	1.5%
Compensation increases	n/a	n/a
Return on assets for the year	n/a	n/a

NSM Storage GmbH
Notes to Consolidated Financial Statements (Continued)
Years Ended December 31, 2000 and 1999
(in thousands)

Experience gains and losses, as well as the effects of changes in actuarial assumptions and plan provisions, are amortized over the average future service period of employees.

Defined Contribution Plan

NSM Storage, Inc. provides a defined contribution plan to its employees under the provisions of Section 401(k) of the Internal Revenue Code (the “Contribution Plan”). The Contribution Plan covers substantially all NSM Storage, Inc. employees. Employer matching contributions for the year ended December 31, 2000 and December 31, 1999 were DM21 and DM0, respectively.

11.	Subsequent Events

In July 2001, DISC, Inc., a U.S. Company, acquired all outstanding shares of common stock for total purchase consideration of 965 shares of common stock of DISC, Inc., valued at approximately DM4,716 and cash of U.S.$10. In connection with the acquisition, the Company repaid various lines of credits totaling to DM880.

Report of Independent Accountants

To the Board of Directors and Shareholders
of NSM Jukebox GmbH

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, shareholders’ deficit and cash flows present fairly, in all material respects, the financial position of NSM Jukebox GmbH and its wholly-owned subsidiaries at October 31, 1999, and the results of their operations and their cash flows for the period from January 1, 1999 to October 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

August 9, 2001
San Jose, California

NSM Jukebox GmbH
Consolidated Balance Sheets
As of October 31, 1999
(in thousands)

Assets
Current assets:
Cash	DM	350
Accounts receivable, (net of allowance of DM289)		2,529
Inventory		1,083
Prepaid and other current assets		194

Total current assets		4,156
Property and equipment, net		874

Total assets	DM	5,030

Liabilities and Shareholders’ Deficit
Current liabilities:
Accounts payable	DM	421
Line of credit, current portion		498
Accrued liabilities		1,257

Total current liabilities		2,176
Other liabilities, long-term		243
Line of credit, net of current portion		3,569

		5,988

Commitments (Notes 5 and 8)
Shareholders’ net investment		(958)

Total shareholders’ deficit		(958)

Total liabilities and shareholders’ deficit	DM	5,030

The accompanying notes are an integral part of these consolidated financial statements.

NSM Jukebox GmbH
Consolidated Statements of Operations
Period from January 1, 1999 through October 31, 1999
(in thousands)

Net sales	DM	10,730
Cost of sales		(4,957)

		5,773
Cost and expenses:
Research and development		1,732
Marketing and sales		4,479
General and administrative		4,021

Total cost and expenses		10,232

Loss from operations		(4,459)
Interest and other expenses, net		350

Net loss	DM	(4,809)

The accompanying notes are an integral part of these consolidated financial statements.

NSM Jukebox GmbH
Consolidated Statements of Shareholders’ Deficit
Period from January 1, 1999 through October 31, 1999
(in thousands)

	Shareholders'		Total
	Net		Shareholders'
	Investment		Deficit

Balance at December 31, 1998	DM	3,874	DM	3,874
Foreign currency translation adjustment		(23)		(23)
Net loss		(4,809)		(4,809)

Balance at October 31, 1999	DM	(958)	DM	(958)

The accompanying notes are an integral part of these consolidated financial statements.

NSM Jukebox GmbH
Consolidated Statements of Cash Flows
Period from January 1, 1999 through October 31, 1999
(in thousands)

Cash flows from operating activities:
Net loss	DM	(4,809)
Adjustments to reconcile net loss to net cash provided by operating activities:
Provision for doubtful accounts		25
Amortization of discount on loans		17
(Gain) loss on disposal of property and equipment		63
Depreciation and amortization		513
Changes in current assets and liabilities:
Accounts receivable		630
Receivables from related parties		2,726
Inventory		934
Prepaid and other current assets		(34)
Accounts payable		216
Accrued liabilities		(250)

Net cash provided by operating activities		31

Cash flows from investing activities:
Purchase of property and equipment		(465)

Net cash used in investing activities		(465)

Cash flows from financing activities:
Proceeds from bank borrowings		800
Repayment of bank borrowings		(210)

Net cash provided by financing activities		590

Effect of exchange rate changes on cash		33
Net increase in cash and cash equivalents		189
Cash and cash equivalents at beginning of year		161

Cash and cash equivalents at end of year	DM	350

Supplemental cash flow information:
Cash paid for interest	DM	158

Cash paid for taxes	DM	157

The accompanying notes are an integral part of these consolidated financial statements.

NSM Jukebox GmbH
Notes to Consolidated Financial Statements
As of October 31, 1999
(in thousands)

1.	The Company and Summary of Significant Accounting Policies

The Company

On November 1, 1999, NSM AG (“NSM”) sold its optical data storage business (the “Jukebox business” or “business”), represented by substantially all of the assets and liabilities of NSM Jukebox GmbH (the “Company”), a wholly owned subsidiary of NSM to DTS Computer GmbH (“DTS”).

The consolidated financial statements include the assets, liabilities, operating results and cash flows of the Jukebox business, excluding certain property and intercompany balances, which were not transferred, and have been prepared using NSM historical bases in the assets and liabilities and the historical results of operations of the Jukebox business. Shareholder’s deficit represents NSM’s net investment in the Jukebox business, after giving effect to the net earnings of the business plus net cash transfers to NSM and other transfers from NSM.

The consolidated financial statements include allocations of certain NSM corporate expenses, including centralized research and development, legal, accounting, employee benefits, real estate, insurance services, information technology services, treasury and other NSM corporate and infrastructure costs. The expense allocations have been determined on bases that NSM and management of the Jukebox business considered to be a reasonable reflection of the utilization of services provided or the benefit received by the business. However, the financial information included herein may not reflect the consolidated financial position, operating results, changes in stockholder’s equity and cash flows of the Jukebox business in the future or what they would have been had the business been separate, stand-alone entity during the periods presented.

The Company develops, markets and sells optical data storage and management systems.

Basis of consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, NSM Storage, Inc. and NSM Storage Ltd. All intercompany transactions and balances have been eliminated.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NSM Jukebox GmbH
Notes to Consolidated Financial Statements (Continued)
As of October 31, 1999
(in thousands)

Foreign currency translation

The functional currency of the Company’s foreign subsidiaries is the local currency. Accordingly, the assets and liabilities of the Company’s foreign subsidiaries are translated into Deutsche Marks at exchange rates in effect at the balance sheet date. Income and expense items are translated at average exchange rates for the period. Foreign currency translation adjustments are included in other comprehensive income as a separate component of shareholders’ deficit. Foreign currency transaction gain or losses are recorded in operating expenses and were not significant as of October 31, 1999.

Cash and cash equivalents

The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash of DM350 at October 31, 1999, consists of deposits at four major financial institutions.

Financial instruments

The carrying amounts of the Company’s financial instruments, which include cash and cash equivalents, accounts receivable, other receivables, accounts payable and lines of credit approximate their fair values due to their short maturities and/or market-consistent interest rates.

Revenue recognition

The Company’s revenue is derived from product sales to resellers and end users. The Company recognizes revenue pursuant to Staff Accounting Bulletin No. 101 upon shipment if a signed purchase order exists, the sales price is fixed and determinable, collection of resulting receivables is probable and product returns are reasonably estimable. For contracts with multiple elements, the Company allocates revenue to each element based on objective evidence of its fair value, or for products not being sold separately, the price established by management. The Company recognizes revenue allocated to each element when the criteria for revenue set forth above are met.

Inventory

Inventories are stated at the lower of cost or market, with cost being determined on a first-in, first-out method.

Property and equipment

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is computed using the straight-line method over the shorter of the estimated useful lives of the assets, which range from three to five years, or the lease term of the respective assets, if applicable. When property and equipment is retired or otherwise disposed of, the cost and accumulated depreciation are relieved from the accounts and the net gain or loss is included in the determination of income.

NSM Jukebox GmbH
Notes to Consolidated Financial Statements (Continued)
As of October 31, 1999
(in thousands)

Long-lived assets

The Company periodically evaluates the potential impairment of its long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. At the occurrence of a certain event or change in circumstances, the Company evaluates the potential impairment of an asset based on estimated future undiscounted cash flows. In the event impairment exists, the Company will measure the amount of such impairment based on the present value of estimated future cash flows using a discount rate commensurate with the risks involved.

Advertising

Advertising costs are expensed as incurred. Advertising expense for the ten month period ended October 31, 1999 was approximately DM 1,265.

Income taxes

The Company accounts for income taxes under the liability method whereby the expected future tax consequences of temporary differences between the book and tax basis of assets and liabilities are recognized as deferred tax assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is established for any deferred tax assets for which realization is uncertain.

Financial, credit and concentration risk

Financial instruments which potentially expose the Company to concentrations of credit risk consist primarily of accounts receivable. The Company provides credit to customers in the normal course of business. Collateral is not required for accounts receivable, but ongoing credit evaluations of customers’ financial condition are performed. The Company maintains an allowance for potential credit losses and such losses have been within management’s expectations.

For the ten month ended October 31, 1999, no customer accounted for more than 10% of net revenue and one customer accounted for 13% of accounts receivables outstanding at October 31, 1999.

Recent accounting pronouncements

In June 1998, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standard No. 133 (“SFAS No. 133”), “Accounting for Derivative Instruments and Hedging Activities.” SFAS No. 133 established accounting and reporting standards for derivative instruments and for hedging activities and requires recognition of all derivatives as assets or liabilities and measurement of those instruments at fair value. In July 1999, the FASB issued SFAS No. 137, “Accounting for Derivative Instruments and Hedging Activities-Deferral of the Effective Date of FASB No. 133.” SFAS No. 137 deferred the effective date of SFAS No. 133 until the first quarter of fiscal years beginning after June 15, 2000. The Company will adopt SFAS No. 133 in fiscal 2001 and management does not expect a material impact on its financial statements.

NSM Jukebox GmbH
Notes to Consolidated Financial Statements (Continued)
As of October 31, 1999
(in thousands)

In June 2001, the FASB issued SFAS No. 41, “Business Combinations.” This standard eliminates the pooling-of-interests method of accounting for business combinations, except for qualifying business combinations that were initiated prior to July 1, 2001, and applies to all business combinations accounted for under the purchase method that are completed after June 30, 2001. The implementation of this standard is not expected to have a significant impact on the Company’s financial condition or results of operations.

In June 2001, the FASB issued SFAS No. 142, “Goodwill and Other Intangible Assets.” This standard eliminates the amortization of goodwill, and requires goodwill to be reviewed at least annually for impairment, the useful lives of previously recognized intangible assets to be reassessed and the remaining amortization periods to be adjusted accordingly. This standard is effective for fiscal years beginning after December 15, 2001. The implementation of this standard is not expected to have a significant impact on the Company’s financial condition or results of operations.

2.	Balance Sheet Components

	October 31,
	1999

Inventory:
Finished goods	DM	1,344
Parts		518
Other		386

		2,248
Provision for obsolete and excessive inventory		(1,165)

	DM	1,083

Property and equipment, net:
Computer and other equipment	DM	2,297
Furniture and fixtures		271

		2,568
Less: Accumulated depreciation		(1,694)

	DM	874

Depreciation expense for the period ended October 31, 1999 was DM513.

NSM Jukebox GmbH
Notes to Consolidated Financial Statements (Continued)
As of October 31, 1999
(in thousands)

Accrued liabilities:
Payroll related	DM	840
Legal and audit		105
Warranty		53
Other		259

	DM	1,257

3.	Income Taxes

Prior to the acquisition by DTS, the Company was part of a group tax structure under German law and did not separately account for current or deferred taxes. Pursuant to the purchase agreement NSM did not transfer any benefits from net operating losses to NSM Jukebox GmbH.

On October 31, 1999, differences between the tax basis of assets and liabilities and the accounting basis were immaterial.

4.	Transactions with NSM AG

The Jukebox business has purchased materials from NSM for inclusion in its products sold to third parties and obtained various services, such as centralized research and development, human resource administration, centralized procurement, information technology services and real estate services, from NSM for internal use. The purchase price for above materials was defined as production costs plus 20% as compensation for services plus a profit margin of 5%. Management believes this formula to be a reasonable reflection of the utilization of services provided or the benefit received by Jukebox business. However, the financial information included herein may not reflect the financial position, operating results, changes in equity and cash flows of the Company in future or what they would have been had Jukebox been a separate, standalone entity from January 1, 1999 to October 31, 1999. Total purchases for the ten month period ended October 31, 1999 amounted to DM2,972 for finished products and DM366 for spare parts.

Additionally, the Jukebox business was allocated a costs for the premise use of DM29 per month based on the occupied square footage of the shared facilities.

5.	Commitments

In November 1999, the Company entered into a facility lease agreement with the former owner of NSM Jukebox GmbH, which commenced on November 1, 1999 and required monthly payments through December 31, 2002 of approximately DM18.

NSM Jukebox GmbH
Notes to Consolidated Financial Statements (Continued)
As of October 31, 1999
(in thousands)

In November 1999, the Company entered into a facility lease agreement with its new owner for a period of three years, which commenced on November 1, 1999 and required monthly payments of approximately DM6. In July 2000 the monthly payment was decreased to DM1 and in March 2001, the Company prematurely terminated the agreement without further costs.

In 1998, NSM Jukebox, Inc. entered into a seven-year noncancelable operating lease agreement, expiring in August 2005, for its facilities in Atlanta, Georgia. This agreement provides for monthly payments of DM15 for the first 12 months and subsequent annual increases of 4% for the next six years.

Total rent expense was approximately DM367 for the period ended October 31, 1999.

The minimum future operating lease payments as at October 31, 1999, including subsequent amendments, are summarized as follows:

Year Ended
December 31,

1999	DM	79
2000		491
2001		465
2002		472
2003		220
2004 and thereafter		367

Total minimum lease payments	DM	2,094

6.	Line of Credit

In 1996 and 1998, the Company entered into two loan agreements with a bank. These agreements provided for loans of DM3,360 and DM1,400, bearing interest at 4.8% and 4.75% per annum, respectively. The borrowings are repayable in semi-annual installments of DM210 and DM88 until December 2005 and March 2008, respectively. Both loans were secured by property owned by the previous owner, NSM AG, of NSM Jukebox GmbH.

The loan agreement entered into in 1996 also provided for a discount of DM134 on the amount, which was withheld by the bank. This amount is being amortized to interest expense over the maturity of the loan and is recorded as a reduction to the carrying value of the loan balance.

NSM Jukebox GmbH
Notes to Consolidated Financial Statements (Continued)
As of October 31, 1999
(in thousands)

Annual maturities of long-term debt are as follows:

Year Ended
December 31,
1999	DM	210
2000		508
2001		596
2002		596
2003		596
2004 and thereafter		1,624

		4,130
Less current portion		(508)

Long-term debt, net of current portion	DM	3,622

7.	Employee Benefit Plans

Defined Benefit Plan

The Company sponsors a pension plan with defined benefits (the “Benefit Plan”). The Benefit Plan provides benefits without contributions to certain employees based on the greater of a formula recognizing career earnings or a formula recognizing length of service and final average earnings. Benefit provisions are subject to collective bargaining. Details of the effect on operations of the Benefit Plan follow:

	For the
	Ten-month
	Period Ended
	October 31,
	1999

Service cost for benefits earned	DM	16
Interest cost on benefit obligation		10

Cost from pension	DM	26

In accordance with local employee benefit and tax laws, the Benefit Plan does not provide for separate plan assets and employee or employer contributions. The Company recorded the provision for pension obligation as part of long-term debt and maintains funds sufficient for expected benefit payments.

NSM Jukebox GmbH
Notes to Consolidated Financial Statements (Continued)
As of October 31, 1999
(in thousands)

Changes in the projected benefit obligation for the Benefit Plan follow:

	For the
	Ten-month
	Period Ended
	October 31,
	1999

Balance at January 1, 1999	DM	217
Service cost for benefits earned		16
Interest cost on benefit obligation		10
Actuarial gain		(59)

Balance at October 31, 1999	DM	184

Actuarial assumptions used to determine costs and benefit obligations for the Benefit Plan follow:

For the
Ten-month
Period Ended
October 31,
1999

Discount rate	6.25%
Compensation increases	n/a
Expected benefit increase	1%
Return on assets for the year	n/a

Experience gains and losses, as well as the effects of changes in actuarial assumptions and plan provisions, are amortized over the average future service period of employees.

Defined Contribution Plan

NSM Jukebox, Inc. provides a defined contribution plan to its employees under the provisions of Section 401(k) of the Internal Revenue Code (the “Contribution Plan”). The Contribution Plan covers substantially all NSM Jukebox, Inc. employees. Employer matching contributions for the ten month period ended October 31, 1999 were DM0.

8.	Subsequent Events

Loss contingency

During February 2000, NSM Jukebox, Inc. relocated from Atlanta to New York and entered into a noncancelable sublease to rent its Atlanta facility, which expires in August 2005.

NSM Jukebox GmbH
Notes to Consolidated Financial Statements (Continued)
As of October 31, 1999
(in thousands)

At December 31, 2000 and 1999, the Company recorded a accrued loss contingency of DM540 and DM730, respectively. This accrual is an estimate of the total loss that management anticipates realizing over the term of the Atlanta lease. The accrual represents the excess of lease payments over the expected sublease income over the lease term and title of the furniture and equipment returning to the sublessee.

ITEM 7 (b) — PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial statements give effect to the acquisition of NSM Storage GmbH.

On July 30, 2001, DISC, Inc. (“DISC”) completed its acquisition of NSM Storage GmbH (“NSM”) pursuant to the terms of a Share Purchase Agreement (the “Agreement”) dated July 9, 2001. Under the terms of the Agreement, DISC acquired all outstanding shares of NSM, in exchange for 965,210 shares of DISC common stock, valued at approximately $1.9 million, and a cash payment of $10,000. The transaction is being accounted for under the purchase method of accounting. The Pro Forma Financial Statements have been prepared on the basis of assumptions described herein.

The Unaudited Pro Forma Condensed Combined Balance Sheet gives effect to the acquisition of NSM as if such transaction had occurred on June 30, 2001, by combining the balances of DISC and NSM as of June 30, 2001.

The Unaudited Pro Forma Condensed Combined Statements of Operations are based on the individual statements of operations of DISC and NSM and combine the results of operations of DISC and NSM for the year ended December 31, 2000 and for the six months ended June 30, 2001 as if the acquisition had taken place on January 1, 2000.

The pro forma information does not purport to be indicative of the results that would have occurred had the acquisition actually been in effect for these periods, or of the results which may occur in the future. The unaudited pro forma condensed combined financial statements, including the notes thereto, is qualified in its entirety by reference to, and should be read in conjunction with the historical financial statements of DISC, Inc. included in its Form 10-K, filed March 30, 2001, and the historical consolidated financial statements of NSM included in this Form 8-K/A.

DISC, INC.
Unaudited Pro Forma Condensed
Combined Balance Sheet
(In Thousands)

	AS OF JUNE 30, 2001

			PRO FORMA			PRO FORMA
	DISC	NSM STORAGE	ADJUSTMENTS			COMBINED

ASSETS
Current assets:
Cash	$636	$140	$(10 (381	) )	B H	$385
Account receivable, net	2,108	735	(250)		F	2,593
Inventory, net	1,342	1,284				2,626
Prepaids and other current assets	202	109	(124)		B	187

Total current assets	4,288	2,268	(765)			5,791
Property and equipment, net	409	318				727
Goodwill		510	(510)		E	0
Purchase price in excess of acquired net tangible assets			4,806		D	4,806

Total assets	$4,697	$3,096	$3,531			$11,324

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$1,020	$1,265	$(226)		F	$2,059
Payable to related parties		24	(24)		F	0
Accrued expenses and other liabilities	821	788	346		B	1,955
Line of credit, current portion	732	802	(381)		H	1,153

Total current liabilities	2,573	2,879	(285)			5,167
Other liabilities, long-term		111				111
Line of credit, net of current portion		1,943				1,943

Total liabilities	2,573	4,933	(285)			7,221

Redeemable common stock		324	(324)		C	0

Stockholders’ equity (deficit):
Convertible Preferred Stock; no par value	23,342					23,342
Common stock	12,166	815	(815)		C	14,145
			1,979		A
Additional paid-in capital		13	(13)		C	0
Accumulated deficit	(33,384)	(3,035)	3,035		C	(33,384)
Accumulated other comprehensive income		46	(46)		C	0

Total stockholders’ equity (deficit)	2,124	(2,161)	4,140			4,103

Total liabilities and stockholders’ equity (deficit)	$4,697	$3,096	$3,531			$11,324

See notes to unaudited pro forma combined financial statements.

DISC, INC.
Unaudited Pro Forma Condensed Combined
Statements Of Operations
For Year Ended December 31, 2000
(In Thousands, Except Per Share Amounts)

	YEAR ENDED DECEMBER 31, 2000

			PRO FORMA		PRO FORMA
	DISC	NSM STORAGE	ADJUSTMENTS		COMBINED

Net sales	$6,821	$7,688	$(179)	G	$14,330
Cost of sales	5,775	3,128	(164)	G	8,739

	1,046	4,560	(15)		5,591

Costs and expenses:
Research and development	1,158	1,061	(4)	G	2,215
Marketing and sales	2,665	1,486	(1)	G	4,150
General and administrative	1,048	2,507	(353)	E	3,202

Total cost and expenses	4,871	5,054	(358)		9,567

Loss from operations	(3,825)	(494)	343		(3,976)
Interest and other expenses, net	(113)	(186)	36	H	(263)

Net loss	$(3,938)	$(680)	$379		$(4,239)

Basic and diluted net loss per share	$(1.04)				$(0.89)

Weighted average common shares for basic and diluted net loss per share calculation	3,803				4,768

See notes to unaudited pro forma combined financial statements.

DISC, INC.
Unaudited Pro Forma Condensed Combined
Statements Of Operations
For Six Months Ended June 30, 2001
(In Thousands, Except Per Share Amounts)

	SIX MONTHS ENDED JUNE 30, 2001

			PRO FORMA		PRO FORMA
	DISC	NSM STORAGE	ADJUSTMENTS		COMBINED

Net sales	$4,075	$2,101	$(234)	G	$5,942
Cost of sales	3,491	1,181	(234)	G	4,438

	584	920	0		1,504

Costs and expenses:
Research and development	788	454			1,242
Marketing and sales	1,581	690	(2)	G	2,269
General and administrative	590	844	(177)	E	1,257

Total cost and expenses	2,959	1,988	(179)		4,768

Loss from operations	(2,375)	(1,068)	179		(3,264)
Interest and other expenses, net	(53)	(78)	18	H	(113)

Net loss	$(2,428)	$(1,146)	$197		$(3,377)

Basic and diluted net loss per share	$(0.63)				$(0.70)

Weighted average common shares for basic and diluted net loss per share calculation	3,845				4,810

See notes to unaudited pro forma combined financial statements.

DISC, INC.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

NOTE 1 — BASIS OF PRESENTATION

On July 30, 2001, DISC, Inc. acquired all outstanding shares of NSM Storage GmbH, in exchange for 965,210 shares of DISC common stock valued at $1,979,000 and a cash payment of $10,000. The value of the common stock issued was $2.05 per share, which was determined by the average of the five days before and after the merger announcement date. The acquisition was accounted for under the purchase method of accounting in accordance with Statement of Financial Accounting Standard No. 141 and No. 142. Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values. The pro forma financial information has been prepared on the basis of assumptions described in the following notes and includes assumptions relating to the allocation of consideration paid for the assets and liabilities based on preliminary estimates of their fair value. The actual allocation of such consideration may differ from that reflected in the pro forma financial statements after valuations have been completed, which is expected to be in the quarter ending December 31, 2001.

The unaudited pro forma condensed combined balance sheet as of June 30, 2001 gives effect to the acquisition as if it had occurred on June 30, 2001. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2000 and the six months ended June 30, 2001 give effect to the acquisition as if it had occurred on January 1, 2000.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have actually occurred if the acquisition had been consummated as of the dates indicated, nor is it necessarily indicative of future operating results or financial position.

NOTE 2 — PURCHASE PRICE ALLOCATION

The total estimated purchase price of the acquisition has been calculated as follows (in thousands):

Purchase price:

Fair Value

Value of securities issued	$1,979
Cash consideration	10
Direct transaction costs and expenses	471

Total purchase price	$2,460

The Company’s allocation of the aggregate purchase price is based on management’s preliminary analysis and estimates of the fair values of the tangible assets and intangible assets. The book values of tangible assets and liabilities acquired are assumed to approximate fair values. Assuming that the acquisitions have occurred on June 30, 2001, the purchase price allocation would have been as follows (in thousands):

		Annual
	Amount	Amortization

Tangible net assets	$(2,346)	N/A
Purchase price in excess of acquired net tangible assets	4,806	N/A

Total	$2,460

NOTE 3 — UNAUDITED PRO FORMA COMBINED NET LOSS PER SHARE:

The net loss per share and shares used in computing the net loss per share for the year ended December 31, 2000 and the six months ended June 30, 2001 are based upon the Company’s historical weighted average common shares outstanding together with the shares issued in the transaction as if such shares were issued January 1, 2000. Options and warrants outstanding are not included as they are antidilutive.

NOTE 4 — PURCHASE ADJUSTMENTS:

The following adjustments were applied to the pro forma combined financial statements:

(A)	To record the issuance of 965,210 shares of common stock as part of the purchase consideration.

(B)	To record the purchase consideration payable in cash and estimated costs resulting from the Acquisition. Actual amounts ultimately incurred could differ from estimated amounts.

(C)	To record elimination of NSM Storage GmbH’s net investment.

(D)	To record purchase price in excess of acquired net tangible assets at the acquisition date. This amount is to be allocated to intangible assets and goodwill on completion of a valuation during the quarter ending December 31, 2001.

(E)	To record elimination of goodwill arising from DTS Computer GmbH’s acquisition of the NSM jukebox business in 1999 and associated amortization.

(F)	To record elimination of balance between DISC and NSM Storage GmbH as of June 30, 2001.

(G)	To record elimination of inter company transaction as if the acquisition had occurred on January 1, 2000.

(H)	To record the repayment of certain NSM bank borrowings by DISC concurrently with the acquisition and the resulting decrease in interest expense.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DISC, Inc.

Dated: October 15, 2001
	By:	/s/ J. Richard Ellis

J. Richard Ellis
President and Chief Executive Officer (Principal Executive Officer)

Dated: October 15, 2001
	By:	/s/ Henry Madrid

Henry Madrid
Vice President of Finance and Chief Financial Officer (Principal Financial and Accounting Officer)